Filed Pursuant to Rule 497(e)

File No. 333-199018

CORPORATE CAPITAL TRUST II

Supplement Dated May 31, 2016

to

Prospectus Dated February 12, 2016

This supplement contains information that supplements and amends, is a part of, and should be read in conjunction with the prospectus of Corporate Capital Trust II dated February 12, 2016, as supplemented and amended (the “Prospectus”). The Prospectus has been filed with the Securities and Exchange Commission and is available at www.sec.gov, or by calling (866) 650-0650. Capitalized terms used in this supplement shall have the same meaning as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read the entire Prospectus and this supplement, and consider carefully our investment objectives, risks, charges and expenses. You should also carefully consider the information disclosed in the section of the Prospectus captioned “Risk Factors” before you decide to invest in our common stock.

This supplement amends the Prospectus as follows:

Increase in Public Offering Price

On May 27, 2016, our board of trustees approved an increase in our public offering price from $9.50 per share to $9.55 per share. This increase in our public offering price to $9.55 per share is effective as of our June 1, 2016 weekly closing. The purpose of this action was to ensure that our net asset value per share does not exceed our net offering price per share, as required by the Investment Company Act of 1940, as amended. As a result of the increase in our public offering price per share, our maximum sales load per share and the net proceeds per share will correspondingly increase from $0.452 to $0.454 and from $9.05 to $9.10, respectively.